UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2006

CORAUTUS GENETICS INC.
(Exact Name Of Registrant As Specified In Charter)

Delaware	001-15833	33-0687976
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

75 Fifth Street, NW
Suite 313
Atlanta, Georgia 30308
(Address of principal executive offices, including zip code)

(404) 526-6200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

          During the investor conference call held at 9:00 a.m., Eastern time, on April 10, 2006, Corautus Genetics Inc. (the “Company”) stated that its cash position as of March 31, 2006 was approximately $26,000,000.

Item 8.01.         Other Events

           On April 10, 2006, the Company issued a press release announcing that it has terminated enrollment of patients in its Phase IIb “GENASIS” trial.  A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated April 10, 2006

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAUTUS GENETICS INC.
(Registrant)

Date: April 10, 2006	/s/ Jack W. Callicutt

Jack W. Callicutt
Vice President - Finance
and Administration
Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 10, 2006